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                                                               Exhibit 10(i)(19)

                                 LIMITED WAIVER
                                       TO
                           CONVERTIBLE LOAN AGREEMENT

        This Limited Waiver to the Convertible Loan Agreement ("LIMITED WAIVER") is made, as of this 30th day of September, 2007, by John Roblin and Stuart Sternberg, who are the holders of not less than a majority of the outstanding principal amount of the Debentures (as defined below) (the "HOLDERS").

                WHEREAS, Cover-All Technologies Inc., a Delaware corporation (the "COMPANY") and John Roblin, Arnold Schumsky and Stuart Sternberg (collectively, the "LENDERS"), and Stuart Sternberg, as agent for the Lenders, are parties to that certain Convertible Loan Agreement, dated as of June 28, 2001 (as amended, the "LOAN AGREEMENT"), pursuant to which the Lenders purchased from the Company 8% Convertible Debentures due 2008 for an aggregate principal amount of $400,000 (the "DEBENTURES"); and

                WHEREAS, terms not otherwise defined herein shall have the meanings as set forth in the Loan Agreement; and

                WHEREAS, for the fiscal quarter ending September 30, 2007, the Company is not in compliance with one of the financial covenants set forth in Section 7.01 of the Loan Agreement; and

                WHEREAS, the Company has requested that the Lenders, pursuant to Sections 12.02 and 11.04 of the Loan Agreement, waive, solely for the fiscal quarter ending September 30, 2007, the Company's failure to comply with one of the financial covenants set forth in Section 7.01 of the Loan Agreement.

                NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the undersigned hereby agree as follows:

                1. The Holders do hereby waive, solely for the fiscal quarter ending September 30, 2007, the Company's non-compliance with one of the financial covenants contained in Section 7.01 of the Loan Agreement.

                2. The Holders do hereby acknowledge and agree that the Company's non-compliance with one of the financial covenants contained in
Section 7.01 of the Loan Agreement is not, and shall not be deemed, a Default or an Event of Default under the Loan Agreement.

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                IN WITNESS WHEREOF, this Limited Waiver is entered into as of the date set forth above.


                                            HOLDERS:

                                            /s/ Stuart Sternberg
                                            ------------------------------------
                                            Stuart Sternberg
                                            (holding  approximately 50% of the
                                            outstanding  principal amount of the
                                            Debentures)


                                            /s/ John Roblin
                                            ------------------------------------
                                            John Roblin
                                            (holding  approximately 25% of the
                                            outstanding  principal amount of the
                                            Debentures)



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